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                                   SALOMON INC

          3,000,000 DECS(SM) (Debt Exchangeable for Common Stock(SM))*

                 ____ % Exchangeable Notes Due February 1, 2001
            (Subject to Exchange into Common Shares, par value $1.00
                       per share, of Cincinnati Bell Inc.)

                             UNDERWRITING AGREEMENT



                                                              New York, New York
                                                               November __, 1996


SALOMON BROTHERS INC
MORGAN STANLEY & CO. INCORPORATED
     As Representatives of the several Underwriters
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

                  Salomon Inc, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 3,000,000 DECS(SM) (Debt Exchangeable for Common Stock(SM)) consisting of its _____% Exchangeable Notes Due February 1, 2001 (the "Firm DECS"), to be issued under an indenture dated as of December 1, 1988, as supplemented from time to time, and as supplemented by the Ninth Indenture dated as of November __, 1996 (the indenture, dated as of December 1, 1988, as supplemented from time to time, the "Indenture"), between the Company and Citibank, N.A., as trustee (the "Trustee"). The Company also proposes to grant to the Underwriters an option to purchase up to an additional 450,000 DECS (the "Option DECS;" the Option DECS, together with the Firm DECS, being hereinafter called the "DECS") to cover over-allotments. At maturity (including as a result of acceleration or otherwise), the DECS may be mandatorily exchanged by the Company into Common Shares, par value $1.00 per share (the "CBI Common Stock"), of Cincinnati Bell Inc., an Ohio corporation ("CBI"), (or, at the Company's option as provided in the Indenture, cash with an equal value) at the rate specified in the Final Prospectus.

----------

* Plus an option to purchase from Saloman Inc up to 450,000 additional DECS to cover over-allotments. "DECS" and "Debt Exchangeable for Common Stock" are service marks of Salomon Brothers Inc.


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         It is further understood by the parties hereto that the Cincinnati Bell
Pension Plans Trust and CBI are concurrently entering into a separate underwriting agreement dated the date hereof (the "Pension Trust Underwriting Agreement") with the group of underwriters named therein, which provides for the sale by the Cincinnati Bell Pension Plans Trust to such underwriters of 2,000,000 shares of CBI Common Stock, plus up to an additional 300,000 shares of CBI Common Stock solely to cover over-allotments (the "Pension Trust Shares").

         In connection with the foregoing and pursuant to the Registration Rights Agreement dated as of July 22, 1988 between CBI and the parties named therein and the letter agreements dated January 30, 1984 and January 29, 1988, respectively, between CBI and Bankers Trust Company (collectively, the "Registration Rights Agreements"), CBI has filed with the Commission a registration statement with respect to (i) 3,000,000 shares (the "Firm Shares") of CBI Common Stock, in respect of the Firm DECS, plus an additional 450,000 shares (the "Option Shares;" the Option Shares, together with the Firm Shares, being hereinafter called the "Shares") of CBI Common Stock, in respect of the Option DECS, for delivery by the Company pursuant to the DECS and (ii) the Pension Trust Shares, which registration statement is referred to in Section 1(b)(i) of this Agreement.

         Certain terms used in this Agreement are defined in paragraphs (a)(iii) and (b)(iv) of Section 1.

         1.       Representations and Warranties.

         (a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1(a).

                  (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-01807) on such Form, including a basic prospectus, for the registration under the Act of the offering and sale of the DECS. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a delayed offering and, although the Basic Prospectus may not include all the information with respect to the DECS and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the DECS and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the DECS and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification,


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         shall be in all substantive respects in the form furnished to the
         Representatives prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised the Representatives, prior to the Execution Time, will be included or made therein.

                  (ii) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as hereinafter defined), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to
         (A) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (B) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company (i) by or on behalf of any Underwriter through the Representatives or (ii) by or on behalf of CBI, in each case, specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a)(i) of this Section 1 contained in the Registration Statement at the Effective Date. "Preliminary Final Prospectus" shall mean any preliminary prospectus


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         supplement to the Basic Prospectus which describes the DECS and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the DECS that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement" shall mean the registration statement referred to in paragraph (a)(i) of this Section 1, including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto or a registration statement filed with respect to the DECS pursuant to Rule 462(b) (or post-effective amendment thereto) becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such registration statement (or amendment thereto) filed pursuant to Rule 462(b), respectively. The term "Registration Statement" shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A," "Rule 462" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the DECS and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, such Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, such Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

         (b) Representations and Warranties of CBI. CBI represents and warrants to, and agrees with, the Company and each Underwriter as set forth below in this Section 1(b).

                  (i) CBI meets the requirements for use of Form S-3 under the Act and has filed with the Commission a registration statement (file number 333-13699) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Shares in connection with the offering and sale of the DECS and an alternate form of related preliminary prospectus, for registration under the Act of the offering and sale of the Pension Trust Shares. CBI may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which amendments has previously been


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         furnished to the Company and the Representatives. CBI will next file with the Commission one of the following: (A) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the final forms of such prospectuses, (B) such final prospectuses in accordance with Rules 430A and 424(b)(1) or (4) or (C) such final prospectuses in accordance with Rules 415 and 424(b)(2) or (5). In the case of clause (B), CBI has included in such registration statement, as amended at the CBI Effective Date, all information (other than CBI Rule 430A Information) required by the Act and the rules thereunder to be included in such prospectuses with respect to the Shares, the Pension Trust Shares and the offering thereof. As filed, such amendment and final forms of prospectuses, or such final prospectuses, shall contain all CBI Rule 430A Information, together with all other such required information, with respect to the Shares, the Pension Trust Shares and the offering thereof and, except to the extent the Company and the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Company and the Representatives prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary CBI Prospectus) as CBI has advised the Company and the Representatives, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements to Rule 415(a)(1)(x).

                  (ii) On the CBI Effective Date, the CBI Registration Statement did or will, and when the CBI Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the CBI Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; on the CBI Effective Date, the CBI Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the CBI Effective Date, the CBI Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the CBI Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that CBI makes no representations or warranties as to the information contained in or omitted from the CBI Registration Statement or the CBI Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to CBI by or on behalf of any Underwriter through the


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         Representatives specifically for inclusion in the CBI Registration
         Statement or the CBI Prospectus (or any supplement thereto).

                  (iii) On the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations shall apply only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by CBI specifically for inclusion therein.

                  (iv) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "CBI Effective Date" shall mean each date that the CBI Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Preliminary CBI Prospectus" shall mean any preliminary prospectus referred to in paragraph (b)(i) of this Section 1 and any preliminary prospectus included in the CBI Registration Statement at the CBI Effective Date that omits CBI Rule 430A Information. "CBI DECS Prospectus" shall mean the prospectus relating to the Shares that is used in connection with the offering and sale of the DECS, that is delivered with the Final Prospectus and that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of such final prospectus relating to the Shares included in the CBI Registration Statement at the CBI Effective Date. "CBI Pension Trust Prospectus" shall mean the prospectus relating to the Pension Trust Shares that is used in connection with the offering and sale of the Pension Trust Shares and that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of such final prospectus included in the CBI Registration Statement at the CBI Effective Date. "CBI Prospectus" shall mean the CBI DECS Prospectus and the CBI Pension Trust Prospectus. "CBI Registration Statement" shall mean the registration statement referred to in paragraph (b)(i) of this Section 1, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or a registration statement filed with respect to the Shares pursuant to Rule 462(b) (or post-effective amendment thereto) becomes effective prior to the Closing Date, shall also mean such registration


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         statement as so amended or such registration (or amendment thereto)
         filed pursuant to Rule 462(b), respectively. The term "CBI Registration Statement" shall include any CBI Rule 430A Information deemed to be included therein at the CBI Effective Date as provided by Rule 430A. "CBI Rule 430A Information" means information with respect to the Shares and the Pension Trust Shares permitted to be omitted from the CBI Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the CBI Registration Statement, any Preliminary CBI Prospectus or the CBI Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the CBI Effective Date or the issue date of such Preliminary CBI Prospectus or the CBI Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the CBI Registration Statement, any Preliminary CBI Prospectus or the CBI Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the CBI Effective Date or the issue date of any Preliminary CBI Prospectus or the CBI Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (v) CBI has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the CBI Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on CBI and its subsidiaries, taken as a whole.

                  (vi) Each subsidiary of CBI has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the CBI Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on CBI and its subsidiaries, taken as a whole.

                  (vii) All of the outstanding shares of capital stock of each subsidiary of CBI have been duly and validly authorized and issued, are fully paid and nonassessable and are owned beneficially by CBI free and clear of any security interests, liens, encumbrances, equities or claims.


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                  (viii) This Agreement has been duly authorized, executed and delivered by CBI.

                  (ix) CBI's authorized equity capitalization consists of 240,000,000 shares of CBI Common Stock and 5,000,000 preferred shares; and the authorized capital stock of CBI conforms as to legal matters to the description thereof contained or incorporated by reference in the CBI Prospectus.

                  (x) The shares of CBI Common Stock (including the Shares) outstanding have been duly authorized and are validly issued, fully paid and non-assessable.

                  (xi) The shares of CBI Common Stock (including the Shares) have been duly authorized for listing on the New York Stock Exchange (the "NYSE") and the Cincinnati Stock Exchange (the "CSE").

                  (xii) Coopers & Lybrand L.L.P, whose reports appear in the documents incorporated by reference in the CBI Registration Statement, are independent public accountants with respect to CBI and its subsidiaries as required by the Act and the rules and regulations thereunder.

                  (xiii) The historical consolidated financial statements (including the related notes) included or incorporated by reference in the CBI Registration Statement present fairly the consolidated financial position of CBI and its consolidated subsidiaries as of the dates indicated and the results of operations and changes in financial condition for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis through the periods involved; and the supporting schedules included or incorporated by reference in the CBI Registration Statement present fairly the information required to be stated therein. The selected historical consolidated financial data included in the CBI Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the related historical consolidated financial statements included or incorporated by reference in the CBI Registration Statement.

                  (xiv) The execution and delivery by CBI of, and the performance by CBI of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of CBI or any agreement or other instrument binding upon CBI or any of its subsidiaries that is material to CBI and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over CBI or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by CBI of its obligations under this Agreement, except such as may


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         be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the DECS and the distribution of the Shares pursuant to the DECS.

                  (xv) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of CBI and its subsidiaries, taken as a whole, from that set forth in the CBI Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (xvi) There is no legal or governmental proceeding pending or threatened to which CBI or any of its subsidiaries is a party or to which any of the properties of CBI or any of its subsidiaries is subject that (A) has adversely affected, or would reasonably be likely to adversely affect, the execution by CBI of this Agreement, the performance by CBI of any of its obligations hereunder or the consummation of any of the transactions contemplated in this Agreement,
         (B) except as disclosed in the CBI Prospectus, has had or is reasonably likely to have, singularly or in the aggregate with all such actions, suits, proceedings or investigations, a material adverse effect on CBI and its subsidiaries, taken as a whole, or (C) is required to be described in the CBI Registration Statement or the CBI Prospectus and is not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the CBI Registration Statement or the CBI Prospectus or to be filed as exhibits to the CBI Registration Statement that are not described or filed as required.

                  (xvii) CBI is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (xviii) CBI and its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on CBI and its subsidiaries, taken as a whole.

                  (xix) In the ordinary course of its business, CBI conducts a periodic review of the effect of Environmental Laws on the business, operations and


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
         properties of CBI and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, CBI has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on CBI and its subsidiaries, taken as a whole.

                  (xx) There are no contracts, agreements or understandings between CBI and any person granting such person the right to require CBI to file a registration statement under the Act with respect to any securities of CBI (other than the Registration Rights Agreement) or to require CBI to include such securities with the Shares registered pursuant to the CBI Registration Statement.

                  (xxi) CBI has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of CBI to facilitate the sale or resale of the DECS, the Shares or the Pension Trust Shares.

         (2) Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_______ per DECS, plus accrued interest, if any, on the DECS from the issue date of the DECS to the Closing Date, the number of DECS set forth opposite such Underwriter's name in Schedule I hereto.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 450,000 Option DECS at the same purchase price per DECS, plus accrued interest, if any, from the issue date of the DECS to the date of the closing for the purchase, as the Underwriters shall pay for the Firm DECS. Said option may be exercised only to cover over-allotments in the sale of the Firm DECS by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Underwriters to the Company setting forth the number of Option DECS as to which the Underwriters are exercising the option and the settlement date. Delivery of certificates for the Option DECS, and payment therefor, shall be made as provided in Section 3 hereof. The number of Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm DECS, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.


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
         (3) Delivery and Payment. Delivery of and payment for the Firm DECS (and the Option DECS (if and to the extent the option provided for in Section 2(b) hereof shall have been exercised on or before the first business day prior to the Closing Date)) shall be made at 10:00 AM, New York City time, on November __, 1996, or such later date (not later than November __, 1996) as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Firm DECS being herein called the "Closing Date"). Delivery of the DECS shall be made on the instructions of the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company in immediately available funds. Delivery of, and payment for, the DECS shall be made through the facilities of The Depository Trust Company. Certificates for the DECS shall be registered in such names and in such denominations as the Representatives shall request not less than one full business day in advance of the Closing.

         The Company agrees to have the DECS available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         If the option provided for in Section 2(b) hereof is exercised after the first full business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representatives, at Seven World Trade Center, New York, New York, on the date specified by the Representatives in the notice described in Section 2(b), or such later date (not later than December __, 1996) specified by the Representatives, certificates for the Option DECS in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Company in immediately available funds. If settlement for the Option DECS occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option DECS, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

         (4) Offering by the Underwriters. It is understood that the several Underwriters propose to offer the DECS for sale to the public as set forth in the Final Prospectus.

         (5) Agreements.

         (a) Agreements of the Company. The Company agrees with the several Underwriters that:

             (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the DECS, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereof, shall have become effective, (B) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the DECS, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the DECS or the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (ii) If, at any time when a prospectus relating to the DECS is required to be delivered under the Act in the opinion of counsel for the Underwriters, any event occurs or condition exists as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if, in the opinion of counsel to the Underwriters, it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will notify the Representatives and prepare and file with the Commission, subject to the second sentence of paragraph
         (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering, other than the CBI Registration Statement, each CBI Preliminary Prospectus and the CBI Prospectus.

                  (v) The Company will arrange for the qualification of the DECS and, with the cooperation of CBI, of the Shares for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the DECS, will arrange for the determination of the legality of the DECS and of the Shares for purchase by institutional investors and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review, if any, of the offering.

                  (vi) The Company will not, until the first business day following the Closing Date, without prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company other than the DECS.

         (b)Agreements of CBI. CBI agrees with the Company and the several Underwriters that:

                  (i) CBI will use its best efforts to cause the CBI Registration Statement, if not effective at the Execution Time, and any amendment thereof to become effective. Prior to the termination of the offering of the DECS, CBI will not file any amendment of the CBI Registration Statement or supplement to the CBI Prospectus unless CBI has furnished the Representatives a copy for their review prior to filing and will not file any such proposed amendment or supplement to which the Company or the Representatives reasonably object. Subject to the foregoing sentence, if the CBI Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the CBI Prospectus is otherwise required under Rule 424(b), CBI will cause the CBI Prospectus, properly completed, and any supplement thereof to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. CBI will promptly advise the Representatives (A) when the CBI Registration Statement, if not effective at the Execution Time, and any amendment thereof, shall have become effective, (B) when the CBI Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the DECS, any amendment to the CBI Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the CBI Registration Statement or supplement to the CBI Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the CBI Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by CBI of any notification with respect to the suspension of the qualification of the DECS or the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. CBI will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (ii) If, at any time when a prospectus relating to the CBI Common Stock is required to be delivered under the Act (including in respect of the offering and sale of the DECS) in the opinion of counsel for the Company or the Underwriters, any event occurs or condition exists as a result of which the CBI Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if, in the opinion of counsel for the Company or the Underwriters, it shall be necessary to amend the CBI Registration Statement or supplement the CBI Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, CBI (A) immediately will notify the Company and the Representatives of such event or necessity and (B) promptly will prepare and file with the Commission, subject to the second sentence of paragraph (b)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (iii) As soon as practicable, CBI will make generally available to its security holders, to the Company and to the Representatives an earnings statement or statements of CBI and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (iv) CBI will furnish to the Company, the Representatives and counsel for the Company and the Underwriters, without charge, signed copies of the CBI Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the CBI Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in respect of the offering and sale of the DECS), as many copies of each Preliminary CBI Prospectus, the CBI Prospectus and any supplement thereto as the Company or the Representatives may reasonably request. CBI will pay the expenses of printing or other production of the CBI Registration Statement, each Preliminary CBI Prospectus and the CBI Prospectus.

                  (v) CBI will cooperate with the Company for purposes of arranging the qualification of the DECS and the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the DECS and the Shares.

                  (vi) Without the prior written consent of the Representatives on behalf of the Underwriters, CBI will not, during the period ending 90 days after the date of the CBI Prospectus, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any shares of CBI Common Stock or any securities convertible into or exercisable or exchangeable for CBI Common Stock (whether such shares or any such securities are now owned by CBI or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the CBI Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of CBI Common Stock or such other securities, in cash or otherwise; provided, however, that CBI may issue, or grant options for, shares of CBI Common Stock pursuant to any stock plan for employees or directors or any qualified employee benefit plan in effect on the date of the CBI Prospectus, or pursuant to any stock options outstanding on the date of the CBI Prospectus, and any defined contribution qualified employee benefit plan in effect on the date of the CBI Prospectus may sell shares of CBI Common Stock to satisfy plan liquidity needs. In addition, CBI agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the CBI Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of CBI Common Stock or any security convertible into or exercisable or exchangeable for CBI Common Stock. CBI further agrees to establish an internal mechanism for monitoring and ensuring compliance by each executive officer and director with the aggregate limit on sales of CBI Common Stock by such persons set forth in the proviso to the second paragraph of the form of letter agreement to be executed by such persons attached hereto as Exhibit A.

                  (vii) CBI will furnish to the Trustee copies of CBI's annual report to shareholders and reports on Forms 10-K and 10-Q as soon as practicable after such reports are required to be filed with the Commission and in sufficient quantities for transmission to holders of the DECS.

                  (viii) CBI will take such actions as may be reasonably necessary to comply with the rules and regulations of the NYSE and the CSE in respect of the offering of the Shares in connection with the DECS.

         (6) Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Firm DECS and the Option DECS, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of each of the Company and CBI contained herein as of the Execution Time and the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and CBI made in any certificates pursuant to the provisions hereof, to the performance by each of the Company and CBI of its obligations hereunder and to the following additional conditions:

         (a) If the Registration Statement or the CBI Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, each such registration statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price of the DECS, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon New York City time on the business day following the date of determination of the public offering price of the DECS, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus or the CBI Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), such Final Prospectus or CBI Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of either the Registration Statement or the CBI Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company shall have furnished to the Representatives the opinion of Cravath, Swaine & Moore, counsel for the Company, or Robert H. Mundheim, counsel for the Company, dated the Closing Date, to the effect, in aggregate, that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

                  (ii) the Company's authorized equity capitalization is as set forth in the Final Prospectus; the DECS conform in all material respects to the description thereof contained in the Final Prospectus;

                  (iii) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally from time to time in effect); and the DECS have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                  (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator against or involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus; and the statements included or incorporated by reference in the Final Prospectus describing any legal proceedings relating to the Company fairly summarize such matters;

                  (v) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (except for the financial statements and other information of an accounting or financial nature contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date, the Execution Date or the Closing Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the opinions and beliefs expressed pursuant to this paragraph (v) shall not relate to the CBI Registration Statement, the CBI Prospectus (together with any supplement thereto) or that part of the Registration Statement constituting the Statement of Eligibility and Qualification (Form T-1) and certain other information with respect to CBI, Western & Southern and Waslic included in the Registration Statement or Prospectus, as to which such counsel need express no opinion or belief;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the DECS and the Shares by the Underwriters as contemplated by this Agreement and such other approvals (specified in such opinion) as have been obtained;

                  (viii) none of the issue and sale of the DECS, the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any judgment, order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

                  (ix) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

         (c) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the DECS, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto), the Shares, the CBI Registration Statement, the CBI Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and CBI shall have furnished to such counsel such documents as such counsel requests for the purpose of enabling such counsel to pass upon such matters.

         (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Senior Vice President and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing

         Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business, operations or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

         (e) At the Execution Time, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to the Representatives), dated as of the Execution Time, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                  (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements, if any, included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information as indicated in their reports incorporated in the Registration Statement and the Final Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of the Company and SBI; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                        (1) any unaudited financial statements included or
                  incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                        (2) with respect to the period subsequent to the date of
                  the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated in the Registration Statement and the Final Prospectus, there were any material changes, at a specified date not more than three business days prior to the date of the letter, in the consolidated long-term debt or capital stock of the Company and its subsidiaries or decreases in the stockholders' equity of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                        (3) the amounts included in any unaudited "capsule"
                  information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus.

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
         Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on

         Form 10-K, incorporated in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                  (iv) if unaudited pro forma financial statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements included or incorporated in the Registration Statement and the Final Prospectus (the "pro forma financial statements"), carrying out certain specified procedures, inquiries of certain officials of the Company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

         References to the Final Prospectus in this paragraph (e) include any supplement thereto to the date of the letter.

         In addition, at the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated as of the Closing Date, in form and substance satisfactory to the Representatives, to the effect set forth above.

         (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or other), earnings, business, operations or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

         (g) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (h) CBI shall have furnished to the Company and the Representatives the opinion of Frost & Jacobs, counsel for CBI, dated as of the Closing Date, to the effect that:

                  (i) CBI has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the CBI Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which CBI has informed such counsel that the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on CBI and its subsidiaries, taken as a whole;

                  (ii) each subsidiary of CBI has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the CBI Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which CBI has informed such counsel that the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on CBI and its subsidiaries, taken as a whole;

                  (iii) all the outstanding shares of capital stock of each subsidiary of CBI have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the CBI Prospectus, all outstanding shares of capital stock of each such subsidiary are owned by CBI either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                  (iv) this Agreement has been duly authorized, executed and delivered by CBI;

                  (v) CBI's authorized equity capitalization consists of 240,000,000 shares of CBI Common Stock and 5,000,000 preferred shares; and the authorized capital stock of CBI conforms as to legal matters to the description thereof contained or incorporated by reference in the CBI Prospectus;

                  (vi) the shares of CBI Common Stock (including the Shares) outstanding have been duly authorized and are validly issued, fully paid and non-assessable;

                  (vii) the shares of CBI Common Stock (including the Shares) have been duly authorized for listing on the NYSE and the CSE;

                  (viii) the execution and delivery by CBI of, and the performance by CBI of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of CBI or, to the best of such counsel's knowledge, any agreement or other instrument binding upon CBI or any of its subsidiaries that is material to CBI and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over CBI or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by CBI of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the DECS and the distribution of the Shares pursuant to the DECS;

                  (ix) the statements (A) in the CBI DECS Prospectus under the captions "Business - Cincinnati Bell Telephone Company - Regulation," (third and fourth paragraphs), "Business - Other Businesses" (fourth paragraph), "Certain Relationships" and "Description of Capital Stock" and (B) in the CBI Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                  (x) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which CBI or any of its subsidiaries is a party or to which any of the properties of CBI or any of its subsidiaries is subject that are required to be described in the CBI Registration Statement or the CBI Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the CBI Registration Statement or the CBI Prospectus or to be filed as exhibits to the CBI Registration Statement that are not described or filed as required;

                  (xi) CBI is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                  (xii) the CBI Registration Statement has become effective under the Act; any required filing of the CBI Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the best knowledge of such counsel, no stop order suspending the effectiveness of the CBI Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened;

                  (xiii) such counsel (A) is of the opinion that the CBI Registration Statement and CBI Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the CBI Registration Statement and the prospectus included therein at the time the CBI Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the CBI Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (xiv) no holders of securities of CBI have rights to the registration of such securities under the CBI Registration Statement.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Ohio or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of CBI and public officials. References to the CBI Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

         (i) CBI shall have furnished to the Company and the Representatives a certificate of CBI, signed by the Chairman of the Board or the President and the principal financial or accounting officer of CBI, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the CBI Registration Statement, the CBI Prospectus, any supplements to the CBI Prospectus and this Agreement and that:

                  (i) the representations and warranties of CBI in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and CBI has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the CBI Registration Statement has been issued and no proceedings for that purpose have been instituted or, to CBI's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the CBI Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business, operations or properties of CBI and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the CBI Prospectus (exclusive of any supplement thereto).

         (j) At the Execution Time and at the Closing Date, Coopers & Lybrand L.L.P., accountants for CBI, shall have furnished to the Company and the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Company and the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                  (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the CBI Registration Statement and the CBI Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited financial statements made available by CBI and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information as indicated in their reports incorporated in the CBI Registration Statement and CBI Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and Executive, Audit, Finance and Benefits and Compensation committees of CBI and its subsidiaries; and inquiries of certain officials of CBI who have responsibility for financial and accounting matters of CBI and its subsidiaries as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                        (1) any unaudited financial statements included or
                  incorporated in the CBI Registration Statement and the CBI Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the CBI Registration Statement and the CBI Prospectus; or

                        (2) with respect to the period subsequent to December
                  31, 1995, there were any changes, at a specified date not more than three business days prior to the date of the letter, in the long-term debt of CBI and its subsidiaries or capital stock of CBI or any decreases in the shareowners' equity of CBI as compared with the amounts shown on the December 31, 1995 consolidated balance sheet included or incorporated in the CBI Registration Statement and the CBI Prospectus, or for the period from January 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues, operating income or income before income taxes, extraordinary charges and cumulative effect of change in accounting principles or in the total or per-share amounts of net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by CBI as to the significance thereof unless said explanation is not deemed necessary by the Company and the Representatives; and

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of CBI and its subsidiaries) set forth or incorporated in the CBI Registration Statement and the CBI Prospectus, including the information set forth under the captions "Prospectus Summary," "Risk Factors," "Selected Consolidated Financial Information," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business Outlook," "Business" and "Description of Capital Stock" in the CBI Prospectus, the information included or incorporated in Items 1, 2, 6, 7, 8 and 11 of CBI's Annual Report on Form 10-K, incorporated in the CBI Registration Statement and the CBI Prospectus, the information included in the portions of CBI's Proxy Statement dated March 14, 1996 incorporated in the CBI Registration Statement and the CBI Prospectus and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in CBI's Quarterly Reports on Form 10-Q, incorporated in the CBI Registration Statement and the CBI

         Prospectus, agrees with the accounting records of CBI and its subsidiaries, excluding any questions of legal interpretation.

         References to the CBI Prospectus in this paragraph (j) include any supplement thereto at the date of the letter.

         (k) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the CBI Registration Statements (exclusive of any amendment thereof) and the CBI Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (j) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or other), earnings, business, operations or properties of CBI and their respective subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

         (l) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of CBI's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

         (m) At the Execution Time, CBI shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of CBI and from Waslic Company II and The Western and Southern Life Insurance Company addressed to the Representatives, relating to sales and certain other dispositions of shares of CBI Common Stock or certain other securities, and such letter agreements shall be in full force and effect on the Closing Date.

         (n) On or prior to the Closing Date, the Company and Waslic Company II shall have consummated the purchase and sale by the Company from Waslic Company II of certain exchangeable notes of Waslic Company II pursuant to the purchase agreement dated the date of this Agreement between the Company, Waslic Company II and The Western and Southern Life Insurance Company.

         (o) Prior to the Closing Date, each of the Company and CBI shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         7. Expenses. (a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the DECS under the Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, each Preliminary Final Prospectus, the Final Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the DECS to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the DECS under state securities laws and all expenses in connection with the qualification of the DECS for offer and sale under state securities laws as provided in Section 5(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the DECS by the National Association of Securities Dealers, Inc., if any, (v) all costs and expenses incident to listing the DECS on the NYSE, (vi) the cost of printing certificates representing the DECS, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the DECS, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

         (b) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, CBI agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of CBI's counsel and CBI's accountants in connection with the registration and delivery of the Shares under the Act and all other fees or expenses in connection with the preparation and filing of the CBI Registration Statement, each Preliminary CBI Prospectus, the CBI Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses incident to listing the Shares on the NYSE and the CSE, (iii) the cost of printing certificates representing the Shares, (iv) the costs and charges of any transfer agent, registrar or depositary, (v) the costs and expenses of CBI relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of CBI, travel and lodging expenses of the representatives and officers of CBI and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (vi) all other costs and expenses incident to the performance of the obligations of CBI hereunder for which provision is not otherwise made in this Section.

         (c) If the sale of the DECS provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to
Section 10 hereof or because of any refusal, inability or failure on the part of the Company or CBI to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the DECS.

         (d) The provisions of this Section 7 shall not supersede or otherwise affect any agreement that the Company and CBI may otherwise have for the allocation of such expenses among themselves.

         8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made (i) therein in reliance upon and in conformity with written information furnished to the Company (A) by or on behalf of any Underwriter through the Representatives specifically for inclusion therein or (B) by or on behalf of CBI specifically for inclusion therein or (ii) in the CBI Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) The Company agrees to indemnify and hold harmless CBI, each of its directors, each of its officers who signs the CBI Registration Statement and each person who controls CBI within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the CBI Registration Statement as originally filed or in any amendment thereof, or in the Preliminary CBI Prospectus or the CBI Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to CBI by or on behalf of the Company specifically for inclusion therein, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement shall be in addition to any liability which the Company may otherwise have.

         (c) CBI agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act and to indemnify and hold harmless the Company, the directors, officers, employees and agents of the Company and each person who controls the Company within the meaning of either the Act or the Exchange Act, in either case, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the CBI Registration Statement as originally filed or in any amendment thereof, or in any Preliminary CBI Prospectus or the CBI Prospectus, or in any amendment thereof or supplement thereto, or (ii) the Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereto or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the documents referred to in clause (i) or (ii) above a material fact required to be stated in the documents referred to in clause (i) or (ii) above or necessary to make the statements therein not misleading, but in the case of the documents referred to in clause (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of CBI specifically for inclusion therein, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that CBI shall not be liable under the indemnity agreement in this paragraph (c) to the extent that any such loss, claim, damage or liability arises out of or is based on any such untrue statement or alleged untrue statement or omission or alleged omission made in the documents referred to in clause (i) above in reliance upon and in conformity with written information furnished to CBI by or on behalf of the Company specifically for inclusion therein or by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which CBI may otherwise have.

         (d) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph (a) from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

         (e) Each Underwriter severally agrees to indemnify and hold harmless CBI, each of its directors, each of its officers who signs the CBI Registration Statement and each person who controls CBI within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph
(c) from CBI to each Underwriter, but only with reference to written information relating to such Underwriter furnished to CBI by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

         (f) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b), (c), (d) or (e) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c), (d) or (e) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (A) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (B) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (C) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (D) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (g) In the event that the indemnity provided in paragraph (a), (b),
(c), (d) or (e) of this Section 8 is unavailable to or insufficient to hold harmless any indemnified party for any reason, the Company, CBI and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, CBI and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, CBI and the Underwriters from the offering of the DECS; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the DECS) be responsible for any amount in excess of the underwriting discount or commission applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, CBI and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, CBI and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and CBI shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, CBI or the Underwriters. The Company, CBI and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (g), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter; each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company; and each person who controls CBI within the meaning of either the Act or the Exchange Act, each officer of CBI who shall have signed the CBI Registration Statement and each director of CBI shall have the same rights to contribution as CBI, subject in each case to applicable terms and conditions of this paragraph (g).

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the DECS agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of DECS set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of DECS set forth opposite the names of all the remaining Underwriters) the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of DECS set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the DECS, and if such nondefaulting Underwriters do not purchase all the DECS, this Agreement will terminate without liability to any nondefaulting Underwriter, the Company or CBI; provided, further, that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such Shares without the written consent of such Underwriter. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement, the Final Prospectus, the CBI Registration Statement and the CBI Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, CBI and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and CBI prior to delivery of and payment for the DECS, if prior to such time (i) trading in any securities of the Company or CBI shall have been suspended by the Commission or on any exchange or over-the-counter market or trading in securities generally on the NYSE, the American Stock Exchange, the NASDAQ National Market System or the CSE shall have been suspended or limited or minimum prices shall have been established on such Exchange or System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Final Prospectus (exclusive of any supplement thereto).

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, CBI or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or CBI or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the DECS. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York 10048, attention of the Legal Department; if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Seven World Trade Center, New York, New York 10048, attention of the Secretary (except that communications required by paragraph (ii) of Section 5(b) will be sent by telecopy to Salomon Brothers Inc, Attn: Michelle Moffat, Esq., telecopy: 212-783-2284, telephone: 212-783-7766 and confirmed by overnight courier); or if sent to CBI, will be mailed, delivered, telegraphed and confirmed to it at 201 East Fourth Street, Cincinnati, Ohio 45202, attention of ________.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, CBI and the several Underwriters.

                                   Very truly yours,

                                   Salomon Inc


                                   By:________________________________
                                        Name:
                                        Title:


                                   Cincinnati Bell Inc.


                                   By:________________________________
                                        Name:
                                        Title:



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc
Morgan Stanley & Co. Incorporated

By:  Salomon Brothers Inc

By:_________________________________
     Name:
     Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                                                                 Number of DECS
Underwriters                                                     to be Purchased
------------                                                     ---------------
Salomon Brothers Inc....................................           1,500,000
Morgan Stanley & Co. Incorporated.......................           1,500,000
                                                                   ---------
         Total .........................................           3,000,000
                                                                   =========

                                                                       EXHIBIT A

                                   Salomon Inc
                             Public Offering of DECS


                                                               November __, 1996

Salomon Brothers Inc
Morgan Stanley & Co. Incorporated
c/o Salomon Brothers Inc
Seven World Trade Center
New York, NY 10048

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Salomon Inc, a Delaware corporation (the "Company"), Cincinnati Bell Inc., an Ohio corporation ("CBI"), and each of you as representatives (the "Representatives") of a group of Underwriters named therein, relating to an underwritten public offering (the "Public Offering") of ___ % Exchangeable Notes Due February 1, 2001 of the Company (the "DECS"). The DECS are subject to exchange into common shares, par value $1.00 per share (the "CBI Common Stock"), of CBI.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement and to continue your and their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the undersigned will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Final Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of CBI Common Stock or any securities convertible into or exercisable or exchangeable for CBI Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the CBI Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of CBI Common Stock or such other securities, in cash or otherwise; provided, however, that the undersigned may sell up to (x) 5,000 shares of CBI Common Stock or (y) 15% of the sum of the number of shares of CBI Common Stock that are owned by the undersigned on the date of this letter and the number of shares of CBI Common Stock that may be purchased by the undersigned pursuant to currently exercisable options owned by the undersigned on the date of this letter (whichever of (x) and (y) is greater) so long as the aggregate amount of shares of CBI Common Stock sold during such 90-day period by all executive officers or directors of CBI who have entered into an agreement with the Underwriters in connection with the Public Offering similar to this letter agreement does not exceed 200,000 shares of CBI Common Stock.* In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the undersigned will not, during the period commencing on the date hereof and ending 90 days after the date of the Final Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of CBI Common Stock or any security convertible into or exercisable or exchangeable for CBI Common Stock.

                  Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, CBI and the Underwriters.

                  If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                     Yours very truly,



                                     -------------------------------
                                     [Name]



----------------
* Proviso applies only to letters from executive officers and directors of CBI.